Exhibit 99.1

Protolabs Reports Financial Results for the First Quarter of 2026
Record Quarterly Revenue of $139.3 Million, a 10.4% Increase Year-Over-Year
GAAP Earnings Per Share of $0.33, Non-GAAP Earnings Per Share of $0.54
MINNEAPOLIS – May 1, 2026 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the first quarter ended March 31, 2026.

First Quarter 2026 Financial Highlights:
•Revenue was a record $139.3 million, a 10.4% increase over the first quarter of 2025.
◦CNC machining revenue grew 19.7% year-over-year.
◦Revenue per customer contact increased 20.4% year-over-year.
•Net income was $8.1 million, or $0.33 per diluted share, compared to $3.6 million, or $0.15 per diluted share, in the first quarter of 2025.
•Non-GAAP net income was $13.1 million, or $0.54 per diluted share, compared to $8.1 million, or $0.33 per diluted share, in the first quarter of 2025. See “Non-GAAP Financial Measures” below.

"Protolabs started 2026 very strong, delivering another record revenue quarter. We achieved double‑digit revenue growth, gross margin expansion, and operating expense leverage. These results reflect strong demand for Protolabs' digital manufacturing services, and disciplined execution across the business," said President and Chief Executive Officer Suresh Krishna. "We’re making continued progress across our strategic pillars while strengthening the organization to support long‑term growth and scalability."

Additional First Quarter 2026 Financial Highlights:
•Non-GAAP gross margin was 46.2% of revenue, compared to 44.8% of revenue in the first quarter of 2025. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $22.8 million, or 16.3% of revenue, compared to $17.4 million, or 13.8% of revenue in the first quarter of 2025. See “Non-GAAP Financial Measures” below.
•Cash generated from operations was $17.5 million.
•Cash and investments balance was $158.0 million as of March 31, 2026.

"First quarter results reflect the strength of our operating model, delivering record revenue alongside improved profitability," said Dan Schumacher, Chief Financial Officer. "We generated strong cash flow and reported our highest non‑GAAP earnings per share in more than five years, while continuing to invest in our strategic pillars and transformational initiatives to support long‑term profitable growth."

Financial Guidance and Outlook:

•In fiscal year 2026, Protolabs expects to generate revenue growth between 6% and 8%.
•In the second quarter of 2026, the Company expects to generate revenue between $140.0 million and $148.0 million.
•In the second quarter of 2026, the Company expects diluted net income per share between $0.29 and $0.37, and non-GAAP diluted net income per share between $0.50 and $0.58. See "Non-GAAP Financial Measures" below.

Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, restructuring and transformation costs, and benefits related to exit and disposal activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, restructuring and transformation costs, and benefits related to exit and disposal activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense, in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, restructuring and transformation costs, and benefits related to exit and disposal activities (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income and non-GAAP net income per share, in each case, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, restructuring and transformation costs, and benefits related to exit and disposal activities (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by service line, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends, provide useful measures for period-to-period comparisons of the Company’s business, and in determining executive and senior management incentive compensation. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures exclude significant expenses and income that are required by GAAP to be recorded in our condensed consolidated financial statements and are subject to inherent limitations. Investors should review the reconciliations of non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release.
Conference Call
The Company has scheduled a conference call to discuss its first quarter 2026 financial results and second quarter 2026 outlook today, May 1, 2026 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/9bgsjeh5/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs
Protolabs is the world’s fastest manufacturing service enabling companies across every industry to streamline production of quality parts throughout the entire product life cycle. From custom prototyping to end-use production, we support product developers, engineers, and supply chain teams along every phase of their manufacturing journey. Get started now at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.

Investor Relations Contacts
Protolabs
Ryan Johnsrud, 612-225-4873
Sr. Manager – Investor Relations and Corporate Development
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact
Protolabs
Brent Renneke, 763-479-7704
Corporate Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$123,973	$110,826
Short-term marketable securities	12,307	17,297
Accounts receivable, net	85,553	78,962
Inventory	14,871	14,401
Prepaid expenses and other current assets	10,698	9,590
Income taxes receivable	1,175	2,465
Total current assets	248,577	233,541

Property and equipment, net	209,463	215,261
Goodwill	273,991	273,991
Other intangible assets, net	17,527	18,612
Long-term marketable securities	21,721	14,308
Operating lease assets	2,490	2,836
Finance lease assets	357	424
Other long-term assets	4,442	4,442
Total assets	$778,568	$763,415

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$19,625	$15,104
Accrued compensation	17,258	23,674
Accrued liabilities and other	32,595	26,783
Current operating lease liabilities	1,037	1,155
Current finance lease liabilities	207	286
Total current liabilities	70,722	67,002

Long-term operating lease liabilities	1,377	1,606
Long-term deferred tax liabilities	18,949	16,598
Other long-term liabilities	4,394	4,277

Shareholders' equity	683,126	673,932
Total liabilities and shareholders' equity	$778,568	$763,415

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue
Injection Molding	$51,068	$48,723
CNC Machining	63,245	52,843
3D Printing	20,465	20,194
Sheet Metal	4,351	4,211
Other Revenue	207	234
Total Revenue	139,336	126,205

Cost of revenue	75,744	70,507
Gross profit	63,592	55,698

Operating expenses
Marketing and sales	24,780	23,749
Research and development	10,540	10,609
General and administrative	17,012	16,848
Restructuring and transformation costs	1,421	—
Benefits related to exit and disposal activities	—	(39)
Total operating expenses	53,753	51,167
Income from operations	9,839	4,531
Other income, net	1,478	1,454
Income before income taxes	11,317	5,985
Provision for income taxes	3,206	2,386
Net income	$8,111	$3,599

Net income per share:
Basic	$0.34	$0.15
Diluted	$0.33	$0.15

Shares used to compute net income per share:
Basic	23,835,612	24,135,320
Diluted	24,287,260	24,435,844

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Operating activities
Net income	$8,111	$3,599
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,073	8,694
Stock-based compensation expense	3,219	3,992
Deferred taxes	2,390	(1,552)
Interest on finance lease obligations	3	6
Impairments related to exit and closure of facilities	—	219
Gain on disposal of property and equipment	(139)	—
Other	(172)	43
Changes in operating assets and liabilities	(3,949)	3,378
Net cash provided by operating activities	17,536	18,379

Investing activities
Purchases of property, equipment and other capital assets	(3,540)	(1,262)
Proceeds from sales of property, equipment and other capital assets	1,279	—
Purchases of marketable securities	(9,007)	(6,552)
Proceeds from maturities of marketable securities	6,500	4,905
Net cash used in investing activities	(4,768)	(2,909)

Financing activities
Proceeds from issuance of common stock from equity plans	3,608	287
Purchases of shares withheld for tax obligations	(2,871)	(1,248)
Repurchases of common stock	—	(20,890)
Principal repayments of finance lease obligations	(79)	(76)
Net cash provided by (used in) financing activities	658	(21,927)
Effect of exchange rate changes on cash and cash equivalents	(279)	78
Net increase (decrease) in cash and cash equivalents	13,147	(6,379)
Cash and cash equivalents, beginning of period	110,826	89,071
Cash and cash equivalents, end of period	$123,973	$82,692

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income and Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, restructuring and transformation costs and benefits related to exit and disposal activities
GAAP net income	$8,111	$3,599
Add back:
Stock-based compensation expense	3,219	3,992
Amortization expense	913	908
Unrealized (gain) loss on foreign currency	—	(135)
Restructuring and transformation costs	1,421	—
Benefits related to exit and disposal activities	—	(39)
Total adjustments [1]	5,553	4,726
Income tax benefits on adjustments [2]	(586)	(242)
Non-GAAP net income	$13,078	$8,083

Non-GAAP net income per share:
Basic	$0.55	$0.33
Diluted	$0.54	$0.33

Shares used to compute non-GAAP net income per share:
Basic	23,835,612	24,135,320
Diluted	24,287,260	24,435,844

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, restructuring and transformation costs and benefits related to exit and disposal activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended March 31,
	2026	2025

Cost of revenue	$736	$802

Marketing and sales	705	778
Research and development	428	625
General and administrative	2,263	2,695
Restructuring and transformation costs	1,421	—
Benefits related to exit and disposal activities	—	(39)
Total operating expenses	4,817	4,059

Other income, net	—	(135)
Total adjustments	$5,553	$4,726

2For the three months ended March 31, 2026 and 2025, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the respective period.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue	$139,336	$126,205
Gross profit	63,592	55,698
GAAP gross margin	45.6%	44.1%
Add back:
Stock-based compensation expense	394	460
Amortization expense	342	342
Total adjustments	736	802
Non-GAAP gross profit	$64,328	$56,500
Non-GAAP gross margin	46.2%	44.8%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue	$139,336	$126,205
Income from operations	9,839	4,531
GAAP operating margin	7.1%	3.6%
Add back:
Stock-based compensation expense	3,219	3,992
Amortization expense	913	908
Restructuring and transformation costs	1,421	—
Benefits related to exit and disposal activities	—	(39)
Total adjustments	5,553	4,861
Non-GAAP income from operations	$15,392	$9,392
Non-GAAP operating margin	11.0%	7.4%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue	$139,336	$126,205
GAAP net income	8,111	3,599
GAAP net income margin	5.8%	2.9%
Add back:
Amortization expense	$913	$908
Depreciation expense	7,160	7,786
Interest income, net	(1,253)	(1,108)
Provision for income taxes	3,206	2,386
EBITDA	18,137	13,571
EBITDA Margin	13.0%	10.8%
Add back:
Stock-based compensation expense	3,219	3,992
Unrealized (gain) loss on foreign currency	—	(135)
Restructuring and transformation costs	1,421	—
Benefits related to exit and disposal activities	—	(39)
Total adjustments	4,640	3,818
Adjusted EBITDA	$22,777	$17,389
Adjusted EBITDA Margin	16.3%	13.8%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2026			Three Months Ended March 31, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$112,127	$—	$112,127	$100,267	11.8%	11.8%
Europe	27,209	(2,157)	25,052	25,938	4.9	(3.4)
Total revenue	$139,336	$(2,157)	$137,179	$126,205	10.4%	8.7%

1Revenue for the three months ended March 31, 2026 has been recalculated using 2025 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three months ended March 31, 2025 to GAAP revenue for the three months ended March 31, 2026.
3This column presents the percentage change from GAAP revenue for the three months ended March 31, 2025 to non-GAAP revenue for the three months ended March 31, 2026 (as recalculated using the foreign currency exchange rates in effect during the three months ended March 31, 2025) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2026			Three Months Ended March 31, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$51,068	$(631)	$50,437	$48,723	4.8%	3.5%
CNC Machining	63,245	(1,114)	62,131	52,843	19.7	17.6
3D Printing	20,465	(368)	20,097	20,194	1.3	(0.5)
Sheet Metal	4,351	(42)	4,309	4,211	3.3	2.3
Other Revenue	207	(2)	205	234	(11.5)	(12.4)
Total revenue	$139,336	$(2,157)	$137,179	$126,205	10.4%	8.7%

1Revenue for the three months ended March 31, 2026 has been recalculated using 2025 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three months ended March 31, 2025 to GAAP revenue for the three months ended March 31, 2026.
3This column presents the percentage change from GAAP revenue for the three months ended March 31, 2025 to non-GAAP revenue for the three months ended March 31, 2026 (as recalculated using the foreign currency exchange rates in effect during the three months ended March 31, 2025) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(In thousands, except customer contacts and per customer contact amounts)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue	$139,336	$126,205
Customer contacts	19,826	21,627
Revenue per customer contact[1]	$7,028	$5,836

1Revenue per customer contact is calculated using the revenue recognized during the respective period divided by the actual number of customer contacts served during the same period. Customer contacts are product developers, engineers, procurement and supply chain professionals and other individuals who place an order, and that order is shipped and invoiced during the period. The Company believes revenue per customer contact is useful to investors in evaluating the underlying business trends and ongoing operating performance of the Company.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(Unaudited)

	Q2 2026 Outlook
	Low	High
GAAP diluted net income per share	$0.29	$0.37
Add back:
Stock-based compensation expense	0.16	0.16
Amortization expense	0.03	0.03
Restructuring and transformation costs	0.02	0.02
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.21	0.21
Non-GAAP diluted net income per share	$0.50	$0.58